Exhibit 99.1

NEWS RELEASE

For Immediate Release
Investor Relations		Media
Contact:	Todd Mills	Carmen Duarte
Phone:	781.332.7442	781.332.7268
Email:	ir@onebeacon.com	cduarte@onebeacon.com
Website:	www.onebeacon.com

ONEBEACON REPORTS $11.86 BOOK VALUE PER SHARE

HAMILTON, Bermuda (July 27, 2012) — OneBeacon Insurance Group, Ltd. (NYSE: OB) today reported book value per share of $11.86, an increase of 1.2% for the second quarter and 6.3% through six months, including dividends.

Mike Miller, CEO of OneBeacon said, “Our results for the first half of 2012 show good book value growth, which includes strong underwriting results and positive investment returns.  Our combined ratios reflect the consistent profitability of our Specialty businesses.  We are pleased with our premium growth, which is driven by positive renewal price increases, strong renewal retention and good new business levels.”

For the second quarter, comprehensive income and net income were both $12 million, and operating income was $20 million, or $0.21 per share. For the six months ended June 30, 2012, comprehensive income was $57 million, net income was $56 million and operating income was $45 million, or $0.47 per share. Operating income is a non-GAAP financial measure which is explained later in this release.

Insurance Operations: The GAAP combined ratio was 93.9% in the second quarter, compared to 95.1% for the second quarter of 2011, and 93.7% for the six months ended June

30, 2012 compared to 94.3% for the first six months of 2011. The GAAP combined ratio for both the second quarter and the first six months of 2012 reflected improvement in the current accident year loss ratio including lower catastrophe losses, partially offset by lower favorable loss reserve development. Catastrophe losses were 2 points in both the second quarter and the first six months of 2012 compared to 6 points in the second quarter and 4 points in the first six months of last year. Favorable loss reserve development was 1 point in the second quarter of 2012 compared to 4 points in the second quarter of last year. The first six months of 2012 included 1 point of unfavorable loss reserve development compared to 3 points of favorable loss reserve development in the first six months of last year.

Specialty Insurance Operations’ GAAP combined ratio was 94.0% for the second quarter, compared to 95.0% for the second quarter of 2011, and 91.5% for the first six months of 2012, compared to 94.7% for first six months of 2011, reflecting improvement in the current accident year loss ratio including a decrease in catastrophe losses and slightly lower favorable prior accident year loss reserve development.

Second quarter net written premiums were $293 million, an increase of 10% over the second quarter of 2011. Through six months, premiums were $597 million, an increase of 14% from the first six months of last year. These increases reflect strong new business results from a number of the Specialty businesses, particularly OneBeacon Technology, collector car and boat business written through Hagerty Insurance Agency, OneBeacon Energy Group and OneBeacon Specialty Property.

Consolidated Investment Results:  OneBeacon’s second quarter total return on invested assets was 0.1% compared to 1.0% for the second quarter of 2011. These results included net realized and unrealized investment losses of $12 million and net investment income of $14 million, compared to net realized and unrealized investment gains of $11 million and net investment income of $19 million for the second quarter of 2011. The average market value of invested assets was $2.7 billion in the second quarter as compared to $3.1 billion in the second quarter of 2011, reflecting the impact of the company’s capital management activities.

Through the first six months of the year, total return on invested assets was 1.8% compared to 2.5% through June 30, 2011.  These results included net realized and unrealized investment gains of $18 million and net investment income of $29 million, compared to net realized and unrealized investment gains of $34 million and net investment income of $40 million for the first six months of 2011. The average market value of invested assets was $2.7 billion through the first six months of 2012 as compared to $3.1 billion through June 30, 2011, again reflecting the impact of the company’s capital management activities.

Company to Host Webcast:  OneBeacon will host its second quarter 2012 webcast for analysts and investors at 10:00 a.m. ET on Friday, July 27. A copy of the earnings release, the slide presentation to be referenced during the call and a financial supplement are available on the company’s website: www.onebeacon.com. An audio playback of the teleconference will be available on the website shortly following the webcast.

About OneBeacon: OneBeacon Insurance Group, Ltd. is a Bermuda-domiciled holding company that is publicly traded on the New York Stock Exchange under the symbol “OB.” OneBeacon’s underwriting companies offer a range of specialty insurance products sold through independent agencies, regional and national brokers, wholesalers and managing general agencies. Each business is managed by an experienced team of specialty insurance professionals focused on a specific customer group or industry segment. OneBeacon’s solutions target professional liability; ocean and inland marine; collector cars and boats; energy; entertainment, sports and leisure; excess property; environmental; group accident; programs; public entities; technology; and tuition refund. For further information about our products and services visit: www.onebeacon.com and to remain up to date on OneBeacon’s news, follow us on Twitter @OneBeaconIns or visit our online newsroom: www.onebeacon.com/newsroom.

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ONEBEACON INSURANCE GROUP, LTD.

CONSOLIDATED BALANCE SHEETS

($ in millions)

(Unaudited)

	June 30,	December 31,	June 30,
	2012	2011	2011
Assets
Investment securities:
Fixed maturity investments	$2,020.1	$1,886.2	$2,228.5
Short-term investments	148.8	320.0	116.2
Common equity securities	266.5	266.5	304.7
Convertible fixed maturity investments	75.6	79.8	79.8
Other investments	155.3	155.1	158.3

Total investments	2,666.3	2,707.6	2,887.5
Cash	27.0	54.9	31.3
Reinsurance recoverable on unpaid losses	2,040.7	2,167.5	1,825.9
Reinsurance recoverable on paid losses	24.2	16.5	16.2
Premiums receivable	275.9	230.9	276.9
Deferred acquisition costs	120.9	123.5	119.2
Ceded unearned premiums	10.9	10.7	26.2
Net deferred tax asset	84.3	93.6	90.8
Investment income accrued	13.7	14.1	15.8
Accounts receivable on unsettled investment sales	7.1	0.5	7.3
Other assets	270.0	269.2	276.4
Assets held for sale (1)	—	132.6	—

Total assets	$5,541.0	$5,821.6	$5,573.5

Liabilities
Loss and loss adjustment expense reserves	$3,175.3	$3,358.6	$3,131.5
Unearned premiums	570.4	528.0	570.0
Debt	269.8	269.7	269.7
Ceded reinsurance payable	26.6	23.4	51.0
Accounts payable on unsettled investment purchases	38.1	22.7	23.6
Other liabilities	314.5	397.7	356.5
Liabilities held for sale (1)	—	107.6	—

Total liabilities	4,394.7	4,707.7	4,402.3

OneBeacon’s common shareholders’ equity and noncontrolling interests
OneBeacon’s common shareholders’ equity:
Common shares and paid-in surplus	1,017.6	1,002.2	1,001.2
Retained earnings	124.8	108.5	150.7
Accumulated other comprehensive (loss) income, after tax:
Other comprehensive income and loss items	(10.6)	(10.9)	0.4

Total OneBeacon’s common shareholders’ equity	1,131.8	1,099.8	1,152.3

Total noncontrolling interests	14.5	14.1	18.9
Total OneBeacon’s common shareholders’ equity and noncontrolling interests	1,146.3	1,113.9	1,171.2

Total liabilities, OneBeacon’s common shareholders’ equity and noncontrolling interests	$5,541.0	$5,821.6	$5,573.5

(1)         Represents assets and liabilities being sold as part of the AutoOne transaction required to be presented separately in the December 31, 2011 consolidated balance sheet. The AutoOne transaction closed in February 2012.

ONEBEACON INSURANCE GROUP, LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

(in millions, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Revenues:
Earned premiums	$282.0	$247.5	$554.8	$492.6
Net investment income	14.0	18.7	28.7	39.7
Net realized and unrealized investment (losses) gains	(11.9)	11.0	17.9	34.1
Net other revenues (expenses)	0.2	(11.5)	0.3	(10.7)

Total revenues	284.3	265.7	601.7	555.7
Expenses:
Loss and loss adjustment expenses	152.5	137.9	301.8	268.3
Policy acquisition expenses	60.1	53.5	117.5	102.5
Other underwriting expenses	52.0	44.1	100.8	93.4
General and administrative expenses	2.6	2.6	5.3	4.9
Interest expense on debt	4.0	6.0	8.1	12.3

Total expenses	271.2	244.1	533.5	481.4

Pre-tax income from continuing operations	13.1	21.6	68.2	74.3

Income tax expense	(0.6)	(4.4)	(11.0)	(14.1)

Net income from continuing operations	12.5	17.2	57.2	60.2

Loss from discontinued operations, net of tax (1)	—	(1.2)	(0.1)	(1.9)

Net income including noncontrolling interests	12.5	16.0	57.1	58.3

Less: Net income attributable to noncontrolling interests	(0.2)	(0.5)	(0.8)	(0.9)

Net income attributable to OneBeacon’s common shareholders	12.3	15.5	56.3	57.4

Change in other comprehensive income and loss items	0.1	—	0.3	0.1

Comprehensive income attributable to OneBeacon’s common shareholders	$12.4	$15.5	$56.6	$57.5

Earnings (loss) per common share - basic and diluted
Net income from continuing operations per share	$0.13	$0.18	$0.60	$0.64
Loss from discontinued operations, net of tax, per share	—	(0.01)	(0.00)	(0.02)
Net income attributable to OneBeacon’s common shareholders per share	$0.13	$0.16	$0.59	$0.61

Weighted average number of common shares outstanding (2)	95.4	94.7	95.3	94.5

(1)   Results for AutoOne are reported as discontinued operations for all periods presented through closing. The AutoOne transaction closed in February 2012.

(2)   Weighted average common shares outstanding includes the impact of unvested restricted shares and also the impact of repurchases of Class A common shares made through the company’s share repurchase program.

ONEBEACON INSURANCE GROUP, LTD.

SEGMENT STATEMENTS OF OPERATIONS

($ in millions)

(Unaudited)

			Investing,
	Specialty	Other	Financing
	Insurance	Insurance	and Corporate
For the Three Months Ended June 30, 2012	Operations	Operations	Operations	Total

Earned premiums	$280.3	$1.7	$—	$282.0
Loss and loss adjustment expenses	(151.4)	(1.1)	—	(152.5)
Policy acquisition expenses	(60.8)	0.7	—	(60.1)
Other underwriting expenses	(51.3)	(0.7)	—	(52.0)

Underwriting income	16.8	0.6	—	17.4

Net investment income	—	—	14.0	14.0
Net realized and unrealized investment losses	—	—	(11.9)	(11.9)
Net other revenues	0.1	—	0.1	0.2
General and administrative expenses	(0.5)	—	(2.1)	(2.6)
Interest expense on debt	—	—	(4.0)	(4.0)

Pre-tax income (loss)	$16.4	$0.6	$(3.9)	$13.1

			Investing,
	Specialty	Other	Financing
	Insurance	Insurance	and Corporate
For the Three Months Ended June 30, 2011	Operations	Operations	Operations	Total

Earned premiums	$246.9	$0.6	$—	$247.5
Loss and loss adjustment expenses	(139.0)	1.1	—	(137.9)
Policy acquisition expenses	(53.5)	—	—	(53.5)
Other underwriting expenses	(42.0)	(2.1)	—	(44.1)

Underwriting income (loss)	12.4	(0.4)	—	12.0

Net investment income	—	—	18.7	18.7
Net realized and unrealized investment gains	—	—	11.0	11.0
Net other revenues (expenses)	0.1	0.6	(12.2)	(11.5)
General and administrative expenses	(0.4)	—	(2.2)	(2.6)
Interest expense on debt	—	—	(6.0)	(6.0)

Pre-tax income	$12.1	$0.2	$9.3	$21.6

ONEBEACON INSURANCE GROUP, LTD.

SEGMENT STATEMENTS OF OPERATIONS

($ in millions)

(Unaudited)

			Investing,
	Specialty	Other	Financing
	Insurance	Insurance	and Corporate
For the Six Months Ended June 30, 2012	Operations	Operations	Operations	Total

Earned premiums	$552.1	$2.7	$—	$554.8
Loss and loss adjustment expenses	(287.9)	(13.9)	—	(301.8)
Policy acquisition expenses	(119.0)	1.5	—	(117.5)
Other underwriting expenses	(98.7)	(2.1)	—	(100.8)

Underwriting income (loss)	46.5	(11.8)	—	34.7

Net investment income	—	—	28.7	28.7
Net realized and unrealized investment gains	—	—	17.9	17.9
Net other revenues (expenses)	0.2	0.2	(0.1)	0.3
General and administrative expenses	(0.8)	—	(4.5)	(5.3)
Interest expense on debt	—	—	(8.1)	(8.1)

Pre-tax income (loss)	$45.9	$(11.6)	$33.9	$68.2

			Investing,
	Specialty	Other	Financing
	Insurance	Insurance	and Corporate
For the Six Months Ended June 30, 2011	Operations	Operations	Operations	Total

Earned premiums	$488.8	$3.8	$—	$492.6
Loss and loss adjustment expenses	(271.6)	3.3	—	(268.3)
Policy acquisition expenses	(102.7)	0.2	—	(102.5)
Other underwriting expenses	(88.4)	(5.0)	—	(93.4)

Underwriting income	26.1	2.3	—	28.4

Net investment income	—	—	39.7	39.7
Net realized and unrealized investment gains	—	—	34.1	34.1
Net other revenues (expenses)	0.2	1.5	(12.4)	(10.7)
General and administrative expenses	(0.9)	—	(4.0)	(4.9)
Interest expense on debt	—	—	(12.3)	(12.3)

Pre-tax income	$25.4	$3.8	$45.1	$74.3

ONEBEACON INSURANCE GROUP, LTD.

SUMMARY OF RATIOS AND PREMIUMS

($ in millions)

(Unaudited)

Three Months Ended June 30, 2012	MGA Business	Specialty Industries	Specialty Products	Specialty Insurance Operations (1)	Other Insurance Operations (2) (3)	Consolidated Insurance Operations (3)
Net written premiums	$79.0	$120.9	$92.2	$292.1	$1.3	$293.4
Earned premiums	$76.2	$103.6	$100.5	$280.3	$1.7	$282.0

Ratios
Loss and loss adjustment expenses	51.3%	49.4%	60.8%	54.0%	n/m	54.1%
Expense	44.4%	38.4%	38.3%	40.0%	n/m	39.8%
GAAP combined	95.7%	87.8%	99.1%	94.0%	n/m	93.9%

Three Months Ended June 30, 2011	MGA Business	Specialty Industries	Specialty Products	Specialty Insurance Operations (1)	Other Insurance Operations (2) (3)	Consolidated Insurance Operations (3)
Net written premiums	$71.7	$102.9	$91.4	$266.0	$(0.4)	$265.6
Earned premiums	$68.3	$83.7	$94.9	$246.9	$0.6	$247.5

Ratios
Loss and loss adjustment expenses	53.3%	50.9%	63.2%	56.3%	n/m	55.7%
Expense	41.6%	40.4%	35.1%	38.7%	n/m	39.4%
GAAP combined	94.9%	91.3%	98.3%	95.0%	n/m	95.1%

Six Months Ended June 30, 2012	MGA Business	Specialty Industries	Specialty Products	Specialty Insurance Operations (1)	Other Insurance Operations (2) (3)	Consolidated Insurance Operations (3)
Net written premiums	$134.7	$231.2	$229.3	$595.2	$1.8	$597.0
Earned premiums	$149.1	$202.3	$200.7	$552.1	$2.7	$554.8

Ratios
Loss and loss adjustment expenses	47.0%	49.8%	58.3%	52.1%	n/m	54.4%
Expense	44.3%	38.3%	36.9%	39.4%	n/m	39.3%
GAAP combined	91.3%	88.1%	95.2%	91.5%	n/m	93.7%

Six Months Ended June 30, 2011	MGA Business	Specialty Industries	Specialty Products	Specialty Insurance Operations (1)	Other Insurance Operations (2) (3)	Consolidated Insurance Operations (3)
Net written premiums	$120.2	$188.5	$215.6	$524.3	$1.2	$525.5
Earned premiums	$134.3	$164.6	$189.9	$488.8	$3.8	$492.6

Ratios
Loss and loss adjustment expenses	49.4%	53.9%	61.4%	55.6%	n/m	54.5%
Expense	41.8%	41.4%	35.2%	39.1%	n/m	39.8%
GAAP combined	91.2%	95.3%	96.6%	94.7%	n/m	94.3%

(1)        Within Specialty Insurance Operations, OneBeacon reports its businesses through three major underwriting units, representing an aggregation of its specialty lines businesses. MGA Business includes Collector Cars and Boats, A.W.G. Dewar and OneBeacon Entertainment. Also included in MGA Business is OneBeacon’s newest specialty business, OneBeacon Program Group. Specialty Industries includes International Marine Underwriters, OneBeacon Technology Insurance, OneBeacon Accident Group, OneBeacon Government Risks and OneBeacon Energy Group. Specialty Products includes OneBeacon Professional Insurance, OneBeacon Property and Inland Marine, OneBeacon Specialty Property and OneBeacon Excess and Surplus.

(2)        Other Insurance Operations includes the nonspecialty commercial lines business that was subject to the renewal rights agreement with The Hanover that began with January 1, 2010 effective dates and other run-off business. As Other Insurance Operations consists of business in run-off, GAAP ratios are not meaningful. For the three months ended June 30, 2012 and 2011, Other Insurance Operations reported underwriting income of $0.6 million and an underwriting loss of $0.4 million, respectively. For the six months ended June 30, 2012 and 2011, Other Insurance Operations reported an underwriting loss of $11.8 million and underwriting income of $2.3 million, respectively.

(3)        Results for AutoOne are reported as discontinued operations in a single financial statement caption outside of underwriting results for all periods presented through closing. The AutoOne transaction closed in February 2012.

ONEBEACON INSURANCE GROUP, LTD.

BOOK VALUE PER SHARE

(in millions, except per share amounts)

(Unaudited)

	June 30,	March 31,	December 31,	June 30,
	2012	2012	2011	2011
Numerator
OneBeacon’s common shareholders’ equity	$1,131.8	$1,138.4	$1,099.8	$1,152.3

Denominator
Common shares outstanding (1)	95.4	95.4	95.1	95.1

Book value per share	$11.86	$11.93	$11.56	$12.12

Growth in book value per share, including dividends, in the quarter on an IRR basis (2)	1.2%

Growth in book value per share, including dividends, in the six month period on an IRR basis (3)	6.3%

Growth in book value per share, including dividends, in the last twelve months on an IRR basis (4)	4.9%

(1)          Common shares outstanding includes the impact of unvested restricted shares and also the impact of repurchases of Class A common shares made through the company’s share repurchase program.

(2)          Internal rate of return (IRR) calculated based on beginning book value per share, dividends paid and ending book value per share. Includes a quarterly dividend of $0.21 per share.

(3)          IRR calculated based on beginning book value per share, dividends paid and ending book value per share. Includes dividends of $0.42 per share (a quarterly dividend of $0.21 per share).

(4)          IRR calculated based on beginning book value per share, dividends paid and ending book value per share. Includes dividends of $0.84 per share (a quarterly dividend of $0.21 per share).

ONEBEACON INSURANCE GROUP, LTD.

COMPREHENSIVE INCOME, NET INCOME AND OPERATING INCOME

(in millions, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,		Twelve Months Ended June 30,
	2012	2011	2012	2011	2012

Comprehensive income attributable to OneBeacon’s common shareholders	$12.4	$15.5	$56.6	$57.5	$43.0

Net income attributable to OneBeacon’s common shareholders	$12.3	$15.5	$56.3	$57.4	$54.0

Weighted average common shares outstanding (1)	95.4	94.7	95.3	94.5	95.2

Net income attributable to OneBeacon’s common shareholders per share	$0.13	$0.16	$0.59	$0.61	$0.57

Net income attributable to OneBeacon’s common shareholders	$12.3	$15.5	$56.3	$57.4	$54.0
Less:
Net realized and unrealized investment gains and losses	11.9	(11.0)	(17.9)	(34.1)	5.6
Tax effect on net realized and unrealized investment gains and losses	(4.1)	3.8	6.3	11.9	(2.0)
Operating income (2)	$20.1	$8.3	$44.7	$35.2	$57.6

Weighted average common shares outstanding (1)	95.4	94.7	95.3	94.5	95.2

Operating income per share (2)	$0.21	$0.09	$0.47	$0.37	$0.61

(1) Weighted average common shares outstanding includes the impact of unvested restricted shares and also the impact of repurchases of Class A common shares made through the company’s share repurchase program.

(2) Represents a non-GAAP financial measure. See discussion of Non-GAAP financial measures which begins on page 13.

ONEBEACON INSURANCE GROUP, LTD.

COMPREHENSIVE AND OPERATING RETURNS ON AVERAGE EQUITY

($ in millions)

(Unaudited)

Twelve Months Ended
June 30, 2012
Numerator:
[A] Comprehensive income attributable to OneBeacon’s common shareholders	$43.0

[B] Operating income (1)	$57.6

	As of	As of
	June 30, 2012	June 30, 2011	Average
Denominator:
[C] OneBeacon’s common shareholders’ equity	$1,131.8	$1,152.3	$1,142.1

Less:
Net unrealized gains and losses and net foreign currency gains and losses on investments (2)	(104.4)	(148.3)
Tax effect on net unrealized gains and losses and net foreign currency gains and losses on investments	36.5	51.9
Accumulated OCI/L, after tax	10.6	(0.4)

[D] Adjusted OneBeacon’s common shareholders’ equity excluding net unrealized investment gains and losses, after tax, and AOCI/L (1)	$1,074.5	$1,055.5	$1,065.0

Returns:
Comprehensive return on average OneBeacon’s common shareholders’ equity [ A / C]			3.8%

Operating return on average adjusted OneBeacon’s common shareholders’ equity excluding net unrealized investment gains and losses, after tax, and AOCI/L [ B / D]			5.4%

(1)          Represents a non-GAAP financial measure. See discussion of Non-GAAP financial measures which begins on page 13.

(2)          Net unrealized gains and losses and net foreign currency gains and losses on investments as of June 30, 2012 and 2011 includes unrealized gains and losses on investments held as well as deferred gains and losses relating to sales of investments to entities under common control.

Discussion of Non-GAAP Financial Measures

This earnings release includes non-GAAP financial measures that have been reconciled to their most comparable GAAP financial measures.  OneBeacon believes these measures to be useful supplements to the comparable GAAP measures in evaluating OneBeacon’s financial performance.

Operating income is a non-GAAP financial measure that excludes net realized and unrealized investment gains or losses and the related tax effects from net income attributable to OneBeacon’s common shareholders.  OneBeacon believes that this non-GAAP financial measure provides a useful alternative picture of the underlying operating activities of the company to the GAAP measure of net income attributable to OneBeacon’s common shareholders, as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions.  Although key to the company’s overall financial performance, OneBeacon believes that net realized and unrealized investment gains or losses are largely independent of the underwriting decision-making process. The reconciliation of net income attributable to OneBeacon’s common shareholders to operating income is included on page 11.

Operating income per share is calculated by dividing operating income (a non-GAAP financial measure described above) by the weighted average number of common shares outstanding.  Management believes that operating income per share is a useful alternative picture of the underlying operating activities of the company as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions.  Net income attributable to OneBeacon’s common shareholders per share is the most directly comparable GAAP measure.  As described above, the reconciliation of net income attributable to OneBeacon’s common shareholders to operating income is included on page 11. The calculation of operating income per share is also included on page 11.

Adjusted OneBeacon’s common shareholders’ equity excluding net unrealized investment gains and losses, after-tax, and accumulated other comprehensive income/loss (AOCI/L), the average of which is used in calculating operating returns, is derived by excluding net unrealized gains and losses and net foreign currency gains and losses on investments, after tax, and accumulated other comprehensive income or loss (AOCI/L), after tax, from OneBeacon’s common shareholders’ equity. For the reasons described above, OneBeacon believes that it is appropriate to remove the variability in net unrealized gains and losses and net foreign currency gains and losses on investments and other comprehensive income and loss items when analyzing certain performance measures. The reconciliation of OneBeacon’s common shareholders’ equity, the most closely comparable GAAP measure, to adjusted OneBeacon’s common shareholders’ equity excluding net unrealized investment gains and losses, after tax, and AOCI/L, after tax, is included on page 12.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this release which address activities, events or developments which we expect or anticipate will or may occur in the future are forward-looking statements. The words “will,” “believe,” “intend,” “expect,” “anticipate,” “project,” “estimate,” “predict” and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to OneBeacon’s:

•                  change in book value per share or return on equity;

•                  business strategy;

•                  financial and operating targets or plans;

•                  incurred loss and loss adjustment expenses and the adequacy of its loss and loss adjustment expense reserves and related reinsurance;

•                  projections of revenues, income (or loss), earnings (or loss) per share, dividends, market share or other financial forecasts;

•                  expansion and growth of our business and operations; and

•                  future capital expenditures.

These statements are based on certain assumptions and analyses made by OneBeacon in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to our expectations and predictions is subject to a number of risks and uncertainties that could cause actual results to differ materially from expectations, including:

•                  claims arising from catastrophic events, such as hurricanes, windstorms, earthquakes, floods, or terrorist attacks;

•                  recorded loss and loss adjustment expense reserves subsequently proving to have been inadequate;

•                  the continued availability and cost of reinsurance coverage;

•                  the continued availability of capital and financing;

•                  general economic, market or business conditions;

•                  business opportunities (or lack thereof) that may be presented to it and pursued;

•                  competitive forces, including the conduct of other property and casualty insurers and agents;

•                  changes in domestic or foreign laws or regulations, or their interpretation, applicable to OneBeacon, its competitors, its agents or its customers;

•                  an economic downturn or other economic conditions adversely affecting its financial position including stock market volatility;

•                  actions taken by ratings agencies from time to time, such as financial strength or credit ratings downgrades or placing ratings on negative watch;

•                  the risks that are described from time to time in OneBeacon’s filings with the Securities and Exchange Commission, including but not limited to OneBeacon’s Annual Report on the Form 10-K for the fiscal year ended December 31, 2011 filed February 28, 2012.

Consequently, all of the forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by OneBeacon will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, OneBeacon or its business or operations. OneBeacon assumes no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise.